Filed Pursuant to Rule 497(e)
Registration No. 33-44021
1940 Act File No. 811-6477

SM&R INVESTMENTS, INC.

Supplement dated December 9, 2009 to the December 31, 2008 Prospectuses

Supplemental Disclosures Related to the Proposed Liquidation of the SM&R Primary Fund and the SM&R Tax Free Fund


	The Board of Directors of SM&R Investments, Inc. (the "Company") has determined that it is advisable to liquidate and close the SM&R Primary Fund and the SM&R Tax Free Fund. This determination is subject to separate consideration and approval by the shareholders of each of such funds. The Company anticipates mailing proxy materials to shareholders of the SM&R Primary Fund and the SM&R Tax Free Fund on or about February 5, 2010. Such proxy materials will contain further information regarding the proposed liquidations.

      If shareholders of the SM&R Primary Fund and the SM&R Tax Free Fund approve the liquidations, the assets remaining in the SM&R Tax Free Fund and the SM&R Primary Fund will be sold, and immediately thereafter the redemption proceeds will be sent to the remaining shareholders of such funds in the form of a check. The liquidations are expected to occur on or about
February 26, 2010. Thereafter, all outstanding shares of the SM&R Primary Fund and the SM&R Tax Free Fund will be canceled, and such funds will cease their existence as separate series of the Company.

      Prior to the date of liquidation, shareholders of the SM&R Primary Fund and the SM&R Tax Free Fund may redeem their shares in such funds or exchange their investment in such funds to another series of the Company by following the policies set forth in the Company's current Prospectuses and Statement of Additional Information. Shareholders of the SM&R Primary Fund and the
SM&R Tax Free Fund who have accounts with telephone redemption privileges will be permitted to close out their accounts in these funds by telephone, provided that the value of the account is less than $50,000 and provided that other conditions for telephone redemption are satisfied, as set forth in the Company's current Prospectuses.

      In view of the proposed liquidations, the Company has determined to close the SM&R Tax Free Fund and the SM&R Primary Fund to new investors, effective immediately. Existing shareholders of the SM&R Primary Fund and the SM&R Tax Free Fund will be allowed to continue to purchase shares in such funds until December 31, 2009.


THIS SUPPLEMENT UPDATES THE CLASS A AND B PROSPECTUS AND THE CLASS T PROSPECTUS OF SM&R INVESTMENTS, INC. THIS SUPPLEMENT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUSES.